Exhibit 10.66B

SECOND AMENDMENT

SECOND AMENDMENT, dated as of April 13, 2009 (this “Amendment”), to the Credit Agreement, dated as of January 18, 2008, as amended by the First Amendment dated as of July 18, 2008 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among SBA Senior Finance, Inc. (the “Borrower”), the several banks and other financial institutions or entities from time to time parties thereto (the “Lenders”), Toronto Dominion (Texas) LLC, as administrative agent (in such capacity, the “Administrative Agent”) and the other agents parties thereto.

W I T N E S S E T H:

WHEREAS, the Borrower, SBA Telecommunications, Inc. (“Holdings”) and SBA Communications Corporation (the “Parent”) have requested that the Lenders agree to effect certain modifications to the Credit Agreement as described herein; and

WHEREAS, the Lenders are willing, subject to the terms and conditions set forth herein, to so amend the Credit Agreement.

NOW THEREFORE, in consideration of the premises and mutual covenants hereinafter set forth, the parties hereto agree as follows:

SECTION 1. Definitions. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

SECTION 2. Amendment of the Credit Agreement. The Credit Agreement is hereby amended, effective as of the Second Amendment Effective Date (as defined below), as follows:

Amendments to Section 1.1. Section 1.1 of the Credit Agreement is hereby amended as follows:

(a) by inserting the following new definition in appropriate alphabetical order:

“Refinancing”: a refinancing, including with respect to the Convertible Senior Notes the issuance of Indebtedness, a portion of the cash proceeds of which in an amount not less than the principal amount, from time to time, of the Convertible Senior Notes not held by a Loan Party at such time and the interest accruing thereon from the date of issuance of such Indebtedness to December 1, 2010 (such portion, the “Convertible Senior Notes Deposit Amount”) are deposited and maintained (and which the Loan Parties agree to maintain so long as any Convertible Senior Notes remain outstanding) with U.S. Bank National Association (or any successor thereto as trustee under the Convertible Senior Notes Indenture) or another financial institution reasonably acceptable to the Administrative Agent (the “Deposit Agent”) pursuant to an account control agreement reasonably acceptable to the Administrative Agent (a) providing for irrevocable payment instructions by the Parent to the Deposit Agent that, so long as any Obligations remain outstanding or the Revolving Credit

Commitment remains in effect, the Convertible Senior Notes Deposit Amount shall be applied only to the payment in full of the principal of and accrued interest on the Convertible Senior Notes and pending such application shall be invested in Cash Equivalents and (b) containing a customary waiver by the Deposit Agent of set-off rights with respect to the Convertible Senior Notes Deposit Amount.

(b) by adding the following language at the end of the definition of Consolidated Total Net Debt:

“and the Convertible Senior Notes Deposit Amount”

(c) by deleting the word “refinancings” in the definition of Revolving Credit Termination Date and substituting in lieu thereof the word “Refinancings”.

SECTION 3. Effectiveness. This Amendment shall become effective as of the date (the “Second Amendment Effective Date”) on which the following conditions have been satisfied:

(a) The Administrative Agent (or its counsel) shall have received duly executed and completed counterparts hereof (in the form provided and specified by the Administrative Agent) that, when taken together, bear the signatures of (x) the Borrower and (y) the Required Lenders.

(b) To the extent invoiced, the Administrative Agent shall have received payment or reimbursement of its reasonable out-of-pocket costs and expenses in connection with this Amendment and any other out-of-pocket costs or expenses of the Administrative Agent required to be paid or reimbursed pursuant to the Credit Agreement, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent.

(c) No Default or Event of Default shall have occurred and be continuing under the Credit Agreement.

(d) All representations and warranties set forth in Section 4 of the Credit Agreement shall be true and correct in all material respects, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date).

SECTION 4. Representations and Warranties. To induce the other parties hereto to enter into this Amendment, the Borrower hereby represents and warrants to each of the Lenders that each of the representations and warranties set forth in Section 4 of the Credit Agreement are true and correct in all material respects on and as of the Second Amendment Effective Date with the same effect as though made on and as of the Second Amendment Effective Date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties were true and correct in all material respects as of such earlier date).

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SECTION 5. Effect of Amendment.

5.1. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Administrative Agent under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or of any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and affect. Nothing herein shall be deemed to entitle the Borrower to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.

5.2. On and after the Second Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import, and each reference to the Credit Agreement in any other Loan Document shall be deemed a reference to the Credit Agreement as amended hereby. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 6. General.

6.1. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

6.2. Costs and Expenses. The Borrower agrees to reimburse the Administrative Agent for its reasonable out-of-pocket costs and expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of counsel for the Administrative Agent.

6.3. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Delivery of any executed counterpart of a signature page of this Amendment by facsimile or electronic transmission shall be as effective as delivery of a manually executed counterpart hereof.

6.4. Headings. The headings of this Amendment are for purposes of reference only and shall not limit or otherwise affect the meaning hereof.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective duly authorized officers as of the day and year first above written.

SBA SENIOR FINANCE, INC.

By:	/s/ Thomas P. Hunt
Name:	Thomas P. Hunt
Title:	Senior Vice President and General Counsel

TORONTO DOMINION (TEXAS) LLC, as Administrative Agent and as a Lender

By:	/s/ Ian Murray
Name:	Ian Murray
Title:	Authorized Signatory

CITICORP NORTH AMERICA, INC., as Co-Documentation Agent and as a Lender

By:	/s/ Humberto M. Salomon
Name:	Humberto M. Salomon
Title:	Vice President

NAME OF LENDER:

JPMorgan Chase Bank, N.A.

By:	/s/ Christophe Vohmann
Name:	Christophe Vohmann
Title:	Executive Director

NAME OF LENDER:

Wachovia Bank, N.A.

By:	/s/ Scott Suddreth
Name:	Scott Suddreth
Title:	Vice President

NAME OF LENDER:

The Royal Bank of Scotland plc

By:	/s/ Andrew Wynn
Name:	Andrew Wynn
Title:	Managing Director

Deutsche Bank Trust Company, Americas

By:	/s/ Anca Trifan
Name:	Anca Trifan
Title:	Director

By:	/s/ Yvonne Tilden
Name:	Yvonne Tilden
Title:	Director

NAME OF LENDER:

Lehman Commercial Paper Inc.

By:	/s/ Randall Braunfeld
Name:	Randall Braunfeld
Title:	Authorized Signatory